Current Report under Section 13 or 15(d) of the Securities
Exchange Act of 1934.

Commission file number:  33-15682-LA

Exact name of small business issuer as specified in its charter:
Systems West, Inc.

State or other jurisdiction of incorporation or organization:
Colorado

IRS Employer Identification No.:  94-3026545

Address of principal executive offices:
3239 Imjin Road, Marina, CA 93933

Issuer's telephone number:  (408) 582-1050

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ITEM 6.  Resignations of registrant's directors

Effective October 20, 1997, E. R. Reins resigned his position on the Board of Directors and as an officer of Systems West, Inc.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SYSTEMS WEST, INC.
                                     (Registrant)

                     12/12/97     Kenneth W. Ruggles
                      (Date)          (Signature)

                     12/12/97     Douglas S. Timms
                      (Date)          (Signature)